UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2021
(Date of earliest event reported)

Benchmark 2021-B28 Mortgage Trust
(Central Index Key Number 0001871630)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-12	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 19, 2021 (the “Closing Date”), J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused (i) the issuance of the Benchmark 2021-B28 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B28 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of August 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated August 4, 2021 and filed with the Securities and Exchange Commission on August 19, 2021 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced Servicing Agreement, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
One SoHo Square	4.5	4.2
College Point	4.6	N/A
Watermark Tempe	4.7	N/A(1)
Huntsville Office Portfolio	4.8	N/A(1)
Woodbridge Corporate Plaza Leased Fee	4.9	N/A
ExchangeRight Net Leased Portfolio #48	4.10	N/A
2 Washington	4.11	N/A(1)
Colonnade Corporate Center	4.12	4.3
4500 Academy Road Distribution Center	4.13	4.3
The Domain	4.14	4.4

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,036,666,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. and Drexel Hamilton, LLC (together with JPMS, DBSI, CGMI, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an underwriting agreement, dated as of August 3, 2021 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On August 19, 2021, the Registrant also sold (i) the Class X-D, Class X-F, Class X-G, Class X-NR, Class D, Class E, Class F, Glass G, Class NR, Class S and Class R Certificates (collectively, the “Offered Private Certificates”), having an aggregate initial principal amount of $169,847,433, to JPMS, DBSI, CGMI and GS&Co. (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated August 3, 2021, between the Registrant and the Initial Purchasers (the “Certificate Purchase Agreement”) and (ii) the Class A-4A1 Certificates (the “Direct Sale Certificates” and, together with the Offered Private Certificates, the “Private Certificates”), having an initial principal amount of $100,000,000 to JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a certificate purchase agreement, dated as of August 3, 2021, between the Registrant and JPMCB (the “CIO Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Benchmark 2021-B28 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on August 19, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of seventy-one commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 19, 2021 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 19, 2021, between the Registrant and GACC, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 19, 2021 (the “CREFI Mortgage Loan Purchase Agreement”), between the Registrant and CREFI, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of August 19, 2021 (the “GSMC Mortgage Loan Purchase Agreement”), between the Registrant and GSMC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and JPMCB, pursuant to the CIO Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated August 4, 2021 and as filed with the Securities and Exchange Commission on August 19, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 4, 2021.

On August 19, 2021, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,036,666,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,039,887, were approximately $1,031,626,113. Of the expenses paid by the Registrant, approximately $238,018 were paid directly to affiliates of the Registrant, $37,689 in the form of fees were paid to the Underwriters, $113,068 were paid to or for the Underwriters and $4,651,112 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement. Further information regarding such sales has been previously provided in the Depositor’s Prospectus.

Credit Risk Retention

On August 19, 2021, the Registrant also transferred the VRR Interest, having an aggregate principal amount of $68,763,865, to JPMCB (in such capacity, the “Retaining Sponsor”) and CREFI (together with the Retaining Sponsor, the “Retaining Parties”) as follows: (i) the RR Interest, with a VRR Interest balance equal to $37,350,338, to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement and (ii) $31,413,527 Certificate Balance of the Class RR Certificates to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement. The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)          Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 3, 2021, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2021, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the SOHO 2021-SOHO certificates, dated as of July 30, 2021, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the Benchmark 2021-B27 certificates, dated as of June 1, 2021, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the BANK 2021-BNK35 certificates, dated as of August 1, 2021, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of July 30, 2021, by and among, Goldman Sachs Bank USA, as the Initial Note A-1-S Holder, Initial Note A-1-C-1 – Note A-1-C-8 Holder and Initial Note B-1 Holder, DBR Investments Co. Limited, as the Initial Note A-2-S Holder, Initial Note A-2-C-1 – Note A-2-C-6 Holder and

Initial Note B-2 Holder, and Bank of Montreal, as the initial holder of Initial Note A-3-S Holder, Initial Note A-3-C-1 – Note A-3-C-3 Holder and Initial Note B-3 Holder.
Exhibit 4.6	Agreement Between Noteholders, dated as of August 19, 2021, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.7	Agreement Between Noteholders, dated as of August 19, 2021, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, DBR Investments Co. Limited, as Initial Note A-5 Holder, and DBR Investments Co. Limited, as Initial Note A-6 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of July 26, 2021, between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, and DBR Investments Co. Limited, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder and Initial Note A-2-3 Holder.
Exhibit 4.9	Agreement Between Noteholders, dated as of May 24, 2021, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Argentic Real Estate Finance LLC, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of July 2, 2021, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of August 19, 2021, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, and DBR Investments Co. Limited, as Initial Note A-5 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of June 8, 2021, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of June 9, 2021, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of July 13, 2021, by and among Bank of America, N.A., as Initial Note A-1 Holder, Initial Note A-2-1 Holder and Initial Note A-2-2 Holder, and Goldman Sachs Bank USA, as Initial Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2021.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 19, 2021 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 4, 2021.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 19, 2021, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 19, 2021 between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 19, 2021, between Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 19, 2021, between Goldman Sachs Mortgage Company, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 19, 2021	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

		By:	/s/ Harris Rendelstein
			Name:	Harris Rendelstein
			Title:	Vice President